UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2022

RISE GOLD CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-53848	30-0692325
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

650-669 Howe Street
 Vancouver, British Columbia, Canada V6C 0B4
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (604) 260-4577

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

Rise Gold Corp. reported the County of Nevada is currently preparing the Final Environmental Impact Report (the "Final EIR") for the Idaho-Maryland Mine Project.

The Nevada County government released the Draft Environmental Impact Report (the "DEIR") for the Idaho-Maryland Mine Project (the "IMM Project") on January 4, 2022. The report's release was a major milestone toward the approval of the Company's Use Permit Application to reopen the historic past-producing Idaho-Maryland Gold Mine. The independently prepared Draft EIR concluded that there are no significant impacts to air quality, biological resources, water quality, groundwater, vibrations, or noise from operations from the proposed re-opening of the Idaho-Maryland Gold Mine.

A general outline of the remaining milestones in the Use Permit Application process is as follows:

  Nevada County will publish a Final Environmental Impact Report (the "Final EIR") which will include responses to public comments;
  The Nevada County Planning Commission will hold a public hearing to consider the Final EIR and make a recommendation on project approval to the Nevada County Board of Supervisors;
  The Board of Supervisors will hold a public hearing to consider and make a final decision on the IMM Project. A majority vote of the five supervisors is required to approve the project.

The timeline to complete the Use Permit Application process largely depends on the Nevada County government and the completion of the Final EIR. The Company estimates that the Final EIR will be published in late summer or early fall of 2022 and public hearings and an approval decision on the Use Permit in late fall or early winter of 2022.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release dated June 29, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 29, 2022

RISE GOLD CORP.

/s/ Benjamin Mossman
Benjamin Mossman
Chief Executive Officer